UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 1, 2021

Aptose Biosciences Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 Consumers Road, Suite 1105, Toronto, Ontario, Canada M2J 4R3
(Address of Principal Executive Offices) (Zip Code)

647-479-9828
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2021, Aptose Biosciences Inc., or the “Corporation”, held its Annual General Meeting of Shareholders.  At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1—Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2021 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Withheld	%Votes Withheld	Broker Non-Votes
Ms. Carol G. Ashe	41,927,965	99.25	317,922	0.75	22,534,570
Dr. Denis Burger	40,351,406	95.52	1,894,481	4.48	22,534,570
Ms. Caroline M. Loewy	31,606,672	74.82	10,639,215	25.18	22,534,570
Dr. Erich Platzer	40,337,583	95.48	1,908,304	4.52	22,534,570
Dr. William G. Rice	41,767,537	98.87	478,350	1.13	22,534,570
Dr. Mark D. Vincent	40,365,017	95.55	1,880,870	4.45	22,534,570
Mr. Warren Whitehead	40,468,725	95.79	1,777,162	4.21	22,534,570

Proposal No. 2—Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the appointment of KPMG LLP as the independent registered public accounting firm of the Corporation until the next annual shareholders’ meeting or until a successor is named.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
64,481,051	99.54	176,792	0.27	122,614	0

Proposal No. 3—Resolution on adoption of the 2021 Employee Stock Incentive Plan

The Corporation’s shareholders passed an ordinary resolution authorizing the adoption of the Corporation’s 2021 employee stock incentive plan.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
41,252,327	97.65	888,322	2.10	105,238	22,534,570

Proposal No. 4—Resolution on adoption of the 2021 Employee Stock Purchase Plan

The Corporation’s shareholders passed an ordinary resolution authorizing the adoption of the Corporation’s 2021 employee stock purchase plan.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
41,529,619	98.30	664,897	1.57	51,371	22,534,570

Proposal No. 5—Resolution on Compensation of Corporations Named Executive Officers

The Corporation’s shareholders passed an advisory (non-binding) resolution to approve the compensation of the Corporation’s named executive officers.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
31,503,494	74.57	10,630,327	25.16	112,066	22,534,570

Proposal No. 6—Frequency of future “Say on Pay”

The Corporation’s shareholders passed an advisory (non-binding) resolution to set the frequency of future ‘say on pay” votes to annual.

Frequency of Say-on-Pay	Votes For	% Votes For	Broker Non-Votes
1 Year	41,374,099	98.13	22,605,013
2 Years	522,865	1.24	22,605,013
3 Years	267,507	0.63	22,605,013

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

             Exhibit 99.1. Press release, dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: June 1, 2021	By:	/s/ Jotin Marango
Jotin Marango, Ph.D., M.D.
Senior Vice President & Chief Financial Officer